CALVERT INCOME FUND

                    Supplement to January 31, 1997 Prospectus

                      Date of Supplement: June 6, 1997

INSERT THE FOLLOWING AT THE BOTTOM OF PAGE 7 OF THE PROSPECTUS:

Hedging strategies:

     The Fund may also use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration (duration is a measure of the interest rate-sensitivity of the Fund.) Any short sales will be "covered" with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian. This hedging technique is intended to lower the Fund's interest rate risk. However, as with other hedging strategies, the Fund takes the risk that the strategy may not correlate well with the risk it is intended to hedge against, or that the Advisor has judged market conditions incorrectly.


Portfolio turnover

     The Fund's investment strategy causes it to have a relatively high portfolio turnover compared to other funds. For the six-months ended March 31, 1997, the portfolio turnover was 971%. All else being equal, a Fund with high turnover may incur higher transactions costs such as custodian and settlement fees, etc. Also, Funds with higher turnover may subject to taxation until a shareholder sells the fund shares. See "Dividends, Capital Gains and Taxes" in the prospectus.